USA Truck

Forward-Looking Statement

This information and the statements made at this conference presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally may be identified by their use of terms or phrases such as “expects,”
“estimates,” “anticipates,” “projects,” “believes,” “plans,” “intends,” “may,” “will,” “should,”
“could,” “potential,” “continue,” “future,” and terms or phrases of similar substance.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its reports, Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this conference presentation might not occur.

2008	2007	Δ
Base Revenue (000's)	$397.6	$391.2	+ 1.6%
Operating Ratio	96.9%	97.9%	-100 bps
Net Income (000's)	$3.1	$0.1	+ $3.0
EPS	$0.31	$0.01	+ $0.30

Improved Performance

Vision

Planning

Execution

Why USAK?

Research

3.4
3.1
2.2
2.1
1.8
0.9
USAK
Asset-Based TL
Asset Based Logistics
TL
Intermodal
Non-Asset Based Logistics

Our Stock is Under-Valued

As of January 28, 2009

Price to Book Multiples

-2%
27%
74%
79%
Operating Ratio
Revenue Growth
EBIT Growth
Return on Capital

Why ROC and EPS?

Financial Performance Correlation to Stock Price

Vision

Planning

Execution

Why USAK?

Research

The VEVA*Plan

August 2007

December 2013

December 2010

PHASE II – Earnings Growth

* We call our strategic plan Vision for Economic Value-Added, or VEVA

1.0 x Book Value

2 % ROC

98% O.R.

3.0 x Book Value

10% ROC

89% O.R.

4.0 x Book Value

≥ 10% ROC

≥ 10% EBIT CAGR

< 89% O.R.

The Results We’ll Need

Consistent Earnings

Earn our Cost of Capital

Positioned for Long-Term Growth

How We’ll Do It

Culture (Mission, Core Values)

Project Velocity

War on Accidents

Yield Management

Cost Discipline

Expand Owner Operator Fleet

Improve Brokerage Model

Launch Intermodal Model

Project Tech

Project People

The Results We’ll Need

Sustained Earnings Growth > 10%

Positive Economic Value Added

How We’ll Do It

Intermodal Growth

Brokerage Growth

General Freight Acquisitions

Productivity Gains

Share Repurchases/Dividends

PHASE I – Margin Expansion

Vision

Planning

Execution

Why USAK?

Research

Software Application	Hardware Platform	Developer	Year Installed	Age
Accounts Payable	Mainframe	3rd Party		
Accounting	Mainframe	3rd Party		
Risk Management	Mainframe	Custom	1985	24
Operations	Mainframe	Custom		
Accounts Receivable	Mainframe	Custom		
Maintenance	Mainframe	Custom	1995	14
Website	Mainframe	Custom		
Driver Recruiting	Mainframe	Custom	1999	10
Lane Analysis	Server	3rd Party		
Business Intelligence	Server	3rd Party		
Customer Relationship Mgmt	Server	3rd Party

Project Tech

Aging Technology Infrastructure

October 2008

First Quarter 2009

Third Quarter 2009

January 2008

October 2008

January 2008

Third Quarter 2009

First Quarter 2009

Project People

USA Truck                             12/31/2007                              3.2 : 1

Peer Average                                 12/31/2007                 3.8 : 1

Best-in-Class                            12/31/2007                             6.0 : 1

USA Truck                             12/31/2008                             3.9 : 1

Driver to Non-Driver Ratio

A Fresh Operating Strategy

14%
12%
10%
8%
6%
4%
2%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Good
Great

Divergent Business Models

1,190 BPS

270 BPS

Operating Margin Comparison

2007 Average LOH = 829

2007 Average LOH = 550

Length of Haul
784
718
2007
2008
Velocity
2.54
2.76
2007
2008
Empty%
11.1%
10.7%
2007
2008
Rev/Truck/Week
2,842
2,869
2007
2008
Loads
341,051
366,002
2007
2008

Velocity Effect

Year-Over-Year Comparison

   8.4%

    3.6%

    1.0%

    7.3%

      8.6%

150
140
130
120
110
100
90
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Large Truckload
Small Truckload
USAK-Asset Based

*Large and Small Truckload data from ATA Trucking Activity Report

Yield Management

Base Revenue per Paid Mile (2000 = 100)

4.7%
CAGR

1.1%
CAGR

$1.25
$1.33
$1.41
$1.21
$1.35
$1.38
USAK
Peer A
Peer B
Peer C
Peer D
Peer E

Cost Discipline

Operating Cost per Mile*

* Asset-based operations only for quarter ended September 30, 2008
Source:  SEC Documents and USA Truck, Inc.

USA TRUCK

4.4%
4.5%
6.2%
4.7%
5.9%
6.4%
7.8%
6.9%
7.0%
8.0%
7.3%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Insurance & Claims as a % of Base Revenue
DOT Accidents per Million Miles

The War on Accidents

Insurance & Claims

$1,984
$3,399
$4,380
$4,751
$3,332
4Q07
1Q08
2Q08
3Q08
4Q08

$-
$313
$631
$2,060
$1,598
4Q07
1Q08
2Q08
3Q08
4Q08

Strategic Capacity Solutions

Freight Brokerage Growth*

Intermodal Growth*

*Base Revenue (excludes fuel surcharge) in Thousands

Vision

Planning

Execution

Why USAK?

Research

The Iceberg Theory of Execution

Public Results– The “Tip of the Iceberg” where
everything is clearly visible.

What the press reports; What drives stock value; and
where the uninformed THINK execution occurs

(ROC, EPS, Operating Ratio, Revenue, etc.)

Operational Results – Just below the surface, but still
shallow enough to be visible.

What the analysts focus on; Where the Street THINKS
execution occurs

(Utilization, Revenue per Mile, Empty Miles, Cost per Mile,
Fixed Costs, etc.)

KPI Results– Deep beneath the surface beyond the
visible sunlight.

Where execution ACTUALLY occurs; Take care of
these numbers, and the Public and Operational
Results will take care of themselves!

(Velocity, Yield, Driver Pay, MPG, Owner Operator Count,
Direct Repairs, Mexico Margin, Staff Wages, APMM,
Recruiting Costs & Quality, SCS Revenue & Margin, DSO,
etc.)

20

Vision

Planning

Execution

Why USAK?

Research

Why Invest In USA Truck?

Substantial operating
leverage with stock
valuation deeply
discounted vs. peers.

Strong core of
management, cost
discipline and customer
base.

Vision and a plan to
create shareholder value.

USA Truck